UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15 (d) of the Securities Exchange Act of 1934

Date of Report:  October 27, 2004

(Date of earliest event reported)

PEC SOLUTIONS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-30271	54-1339972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12730 Fair Lakes Circle, Fairfax, VA		22033
(Address of principal executive offices)		(Zip Code)

(703) 469-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CGR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2	FINANCIAL INFORMATION

Item 2.02	Results of Operations and Financial Condition

This Form 8-K furnishes information required under Items 2, 7 and 9 of Form 8-K.

On October 27, 2004, PEC Solutions, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2004, a copy  which is attached hereto as Exhibit 99.1.  The Company will hold a conference call at 5:30 p.m. EST on October 27, 2004, on which they will discuss financial results.  Individuals who wish to be on the call should use the following dial-in numbers:

United States	888-209-7038
International	706-679-7534

A digitized replay of the call will be available until November 3, 2004, at 800-642-1687 in the United States and for international callers at 706-645-9291.  The conference ID number is 1232486.  A streaming audio playback of the conference call will also be available on the Company’s web site at www.pec.com.

SECTION 7	REGULATION FD

Item 7.01	Regulation FD Disclosure

This Form 8-K furnishes information required under Items 2, 7 and 9 of the Form 8-K. See Section 2 above.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

99.1	Press release dated October 27, 2004, announcing results for the quarter ended September 30, 2004.

The foregoing information is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of PEC Solution, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934. Further, the foregoing information contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbor created by those sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEC SOLUTIONS, INC.
(Registrant)

Date:	October 27, 2004	By:	/s/ STUART R. LLOYD
Stuart R. Lloyd
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1  Press release dated October 27, 2004, announcing results for the quarter ended September 30, 2004.*

*                 This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of PEC Solution, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.